FINANCIAL INCOME, NET	12 Months Ended
Dec. 31, 2025
FINANCIAL INCOME, NET
FINANCIAL INCOME, NET

NOTE 15: -FINANCIAL INCOME, NET

	Year ended
	December 31,
	2025	2024	2023

Bank charges and other financial expenses	$(1,505)	$(99)	$(76)
Exchange rate gain (loss), net	(973)	23	(1,550)
Accretion of discount of marketable securities, net	2,157	1,304	547
Amortization of debt issuance costs	(1,912)	—	—
Interest and other income, net	19,168	11,078	5,362
Total Financial Income	$16,935	$12,306	$4,283